Obligations Related to Finance Leases (Tables)	12 Months Ended
Dec. 31, 2019
Finance Lease, Liability, Payment, Due [Abstract]
Sale Leaseback Transactions [Table Text Block]

	December 31, 2019 $	December 31, 2018 $
Teekay LNG
LNG Carriers	1,410,904	1,274,569
Suezmax Tanker	—	23,987
Teekay Tankers
Suezmax Tankers	216,546	191,267
Aframax Tankers	173,284	157,899
LR2 Product Tanker	24,958	26,123
Total obligations related to finance leases	1,825,692	1,673,845
Less current portion	(95,339)	(102,115)
Long-term obligations related to finance leases	1,730,353	1,571,730

Finance Lease, Liability, Maturity [Table Text Block]
As at December 31, 2019, the remaining commitments related to the finance leases of these nine LNG carriers (December 31, 2018 – eight LNG carriers), including the amounts to be paid for the related purchase obligations, approximated $1.9 billion (December 31, 2018 – $1.7 billion), including imputed interest of $470.9 million (December 31, 2018 – $435.3 million), repayable from 2020 through 2034, as indicated below:

Commitments
December 31, 2019
Year	$
2020	140,386
2021	138,601
2022	136,959
2023	135,459
2024	132,011
Thereafter	1,198,366
As at December 31, 2019, the total remaining commitments under the 16 finance leases of Teekay Tankers' Suezmax, Aframax and LR2 product tankers, including the amounts to be paid for the related purchase obligations, approximated $601.7 million (December 31, 2018 – $557.1 million), including imputed interest of $186.9 million (December 31, 2018 – $181.8 million), repayable from 2020 through 2030, as indicated below:

Commitments
December 31, 2019
Year	$
2020	56,364
2021	56,202
2022	56,193
2023	56,184
2024	56,328
Thereafter	320,388